UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

Littelfuse, Inc.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-20388	36-3795742
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

O’Hare Plaza
8755 West Higgins Road, Suite 500
Chicago, Illinois 60631
(Address of principal executive offices, including zip code)

(847) 824-1188
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2011, Littelfuse, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Bylaws. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Tzau-Jin (T. J.) Chung	20,181,381	397,072	573,699
John P. Driscoll	20,046,040	532,413	573,699
Anthony Grillo	20,370,676	207,777	573,699
Gordon Hunter	19,975,661	602,792	573,699
John E. Major	20,187,454	390,999	573,699
William P. Noglows	20,181,098	397,355	573,699
Ronald L. Schubel	20,506,121	72,332	573,699

Proposal 2: Approval and Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved and ratified. There were 20,771,484 votes for the appointment, 376,329 votes against the appointment and 4,339 abstentions.

Proposal 3: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes

19,672,042	730,616	175,795	573,699

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

The stockholders voted for one year with respect to the frequency with which stockholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes

18,263,723	7,642	2,132,578	174,510	573,699

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a stockholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.
(Registrant)
Dated: May 3, 2011	/s/ Philip G. Franklin
Philip G. Franklin Vice President, Operations Support, Chief Financial Officer and Treasurer